Exhibit 99.2

Triller Group Inc. FY2026 Shareholder Update Revenue Activation and Strategic Reset Annual General Meeting | June 2026 | NASDAQ: ILLR Forward-looking statements involve risks and uncertainties. Please refer to the Company's public filings for risk disclosures. 1

Today's Agenda What shareholders will hear today 2 01 Reset What we inherited - and what management fixed 02 New Direction Three engines, one revenue-first architecture 03 Project Eight Proposed social monetization platform and KPI framework 04 Commercial Engines Julius, sports, sweeps, and micro-drama 05 Financial Foundation AGBA, capital discipline, and path to breakeven 06 Execution Franchise-led leadership and 12-month roadmap

2025 Was the Reset; 2026 Is the Monetization Year The reset cleared the path. The story now is execution, monetization and disciplined growth. 3 Reset completed Legacy app shut down; filings current; Nasdaq trading restored; operating architecture rebuilt. Assets preserved Historical user base, cultural relevance, creator history, BKFC, AGBA, and public-company platform remain valuable. Monetization focus Priority is converting users, fans, creators, advertisers, sports audiences and financial-services customers into revenue. Reset proof points 107 Days off Nasdaq Trading restored April 16, 2026 5 Delinquent filings resolved Periodic reports brought current $12M+ Compliance rebuild Audit, systems and governance 2026 focus: monetize existing scale intelligently, repeatedly, and at scale

What We Inherited Legacy Triller carried real challenges. We are addressing them directly. 4 Significant historical spend Large investment over many years without a sustainable revenue model. Brand and legal overhang Publicized liabilities and reputational issues weighed on partnerships and confidence. Under-monetized user base Large historical audience existed, but the legacy model lacked monetization infrastructure. Stalled product evolution The app had not evolved enough to justify continued cash burn. Capital lockout Delinquent filings limited normal public-market financing and strategic transaction flexibility. We did not create the problems. We chose to fix them.

What We Did About It Decisive action to stop the burn, restore flexibility, and rebuild around monetization 5 Shut down the legacy app Stopped funding a product that was consuming resources without a viable revenue model. Restored Nasdaq trading Brought filings current, rebuilt compliance infrastructure, and restored the same Nasdaq listing. Preserved the operating base AGBA continued to provide revenue, cash-flow support, and financial-services infrastructure. Identified monetization options Reviewed multiple short-form / social alternatives and selected Project Eight as the preferred path. The old model was retired. The new model is revenue-first, execution-led, and built around assets that can compound together.

Three Engines. One Revenue Flywheel. These are not unrelated holdings; they are operating platforms designed to reinforce one another. 6 Social / Creator Monetization Project Eight or alternative platform Legacy user activation Julius + creator tools Triller Sweeps Sports / Live Event Monetization Eight Sports Capital BKFC and sports content Streaming / events Sponsor and fan activation Financial Infrastructure AGBA / OnePlatform Tandem and fintech Payments / wallet rails Operating ballast Flywheel logic Social monetization brings users, brands, creators and engagement. Sports brings high- loyalty fandom, events and sponsor activation. Financial services brings payments, customer monetization and operating resilience. A social monetization platform accelerates the strategy — Project Eight is the current preferred path, not the only path.

Why We Are Asking Shareholders to Approve Eight Holdings The name change is part of the business reset, not cosmetic rebranding 7 Triller Group Inc. • Brand tied to a legacy app and prior-period issues • Commercial friction with brands, agencies and partners • Public narrative still linked to legacy burn and litigation • Remains useful selectively where the name helps monetization → Eight Holdings Inc • Reflects the new architecture: social, sports, creators, financial services and payments • Cleaner corporate platform for brand, commercial and investor conversations • Triller remains available as a selective consumer-facing monetization brand • Proposed ticker subject to Nasdaq approval Eight is the corporate architecture. Triller is a valuable legacy brand where it helps conversion and monetization.

Social Monetization Platform Strategy Project Eight is the current preferred accelerator — but Eight is not dependent on any single counterparty 8 Disclosure note Project Eight refers to a proposed transaction that has not been completed or publicly announced. Any expected benefits remain subject to definitive agreements, closing conditions, integration risk, and applicable approvals. Why category matters A social monetization platform adds revenue infrastructure to a large historical user base. Why Project Eight is preferred Project Eight offers product readiness, commercial know-how, monetization model and speed to activation. Why Eight has leverage Technology is available; users, distribution, cultural relevance and public-company flexibility are the scarce assets. Alternative paths If Project Eight does not close on acceptable terms, management can acquire, partner, license or merge with another platform. We are buying speed and monetization capability — not dependency.

Project Eight Is Preferred — Not Required Management reviewed multiple alternatives; the strategy is category-first and counterparty-disciplined. 9 Market reality The short-form / social-video market is fragmented, with multiple technology platforms and partnership opportunities available. Eight's scarce assets Historical user scale, cultural relevance, creator history, sports audiences, financial infrastructure and a Nasdaq-listed platform. Why Project Eight Preferred because it combines monetization model, product readiness, commercial leadership and speed. Our discipline No single transaction is mandatory if terms do not create shareholder value. We will not overpay for technology that can be acquired, partnered, licensed or rebuilt elsewhere. Preferred path, not dependency.

What Shareholders Should Track The next phase of communications is KPI-driven, not promotional 10 Social / Project Eight • Ad-engaged users • Completed ad views • Average ad minutes per user • Revenue per engaged user • CAC / payback • Retention and brand rebooking Sports / Streaming • Events and media rights • Sponsorship revenue • App / streaming revenue • Fan conversion • Control / ownership percentage Financial Services / AGBA • Revenue • Consultant count and productivity • Gross margin • Operating expense • Pre-tax profit Operating scoreboard Once Project Eight is operating, investors should see how monetization is progressing, what is scaling, and how each engine contributes.

Julius: Commercial Intelligence Engine Inside Eight

Creator intelligence and campaign operating layer for media sales, sports monetization, and creator commerce

Curated Creator Intelligence | **Audience Precision** | **Campaign Analytics** | **Brand Safety**

JULIUS

Planning • creator selection • reporting • workflow

Commercial intelligence + creator operating engine

Existing brand trust

Project Eight

Upsell brand accounts into higher-value creator campaigns, planning, and reporting.

Infrastructure enabler

AGBA / Tandem

Add payment, settlement, escrow, and incentive rails beneath creator commerce.

Differentiated vertical

Eight Sports Assets

Turn live events and fan communities into sports creator commerce verticals.

Proprietary data advantage

Amplify / Turrem

Enrich creator scoring with sentiment, audience signals, and artist/rights pipelines.

Roll-out focus: Project Eight upsell → sports creator vertical → payments/data advantage

Result: Julius helps convert Eight's media, sports and creator assets into larger, smarter and more measurable revenue streams

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Eight Sports Capital: High-Loyalty User Economies Sports fandom creates repeat engagement, premium content and natural sponsor activation opportunities 12 Eight Sports Capital Disciplined platform to turn sports attention into monetizable audience, sponsor and transaction loops. Live Events premium attention Streaming subscription and PPV Sponsors brand activation Fan Communities recurring engagement Gaming / Sweeps conversion loops Payments financial rails Sports assets should be treated as programmable distribution infrastructure - not passive equity holdings.

Sports Execution: Fund, Integrate, Monetize Keep the sports story focused on controllable activation, not valuation detail 13 BKFC recovery and growth Properly fund BKFC, restore stronger control where possible, and monetize through events, media rights, sponsorship, app revenue and fan engagement. Sports creator vertical Use Julius to package athletes, fan creators, sponsors and live events into measurable creator commerce campaigns. Streaming and live-event funnels Convert event attention into subscriptions, repeat engagement and cross-platform activation. Global football opportunities Treat major football exposure as a potential fandom accelerator, subject to transaction status and disclosure approvals. Sports monetization should be driven by high-loyalty fan engagement, live-event funnels and creator-led sponsor activation.

Triller Sweeps: Partner-Led Monetization Channel A capital-light way to monetize legacy audience scale while Project Eight is being activated 14 What we contribute • Audience • Brand • Distribution • Market visibility • Eight ecosystem integration What partner contributes • Operating infrastructure • Sweepstakes / gaming execution • Day-to-day compliance and operations Why it matters • Near-term monetization • Capital-light economics • Selective use of Triller brand where it helps conversion Eight is the corporate architecture; Triller remains a selective monetization brand where it helps conversion.

Micro-Drama: New Content Monetization Opportunity A fast-growing mobile content format that can use existing audience, ad infrastructure and creator/IP assets 15 What it is Vertical, phone-first scripted drama, typically short episodes and serialized storylines. A fast-growing global format with strong mobile engagement and monetization potential. Why it fits Eight Eight can combine legacy audience scale, Project Eight monetization, creator infrastructure, and selective IP/content partnerships to test the category with lower acquisition cost. Execution posture Evaluate partnerships and acquisitions selectively; prioritize content, talent and IP that become more valuable inside Eight. Avoid overpaying for hype or taking on unnecessary complexity. One-page opportunity only: disciplined, selective, and not dependent on a single content acquisition.

AGBA: Financial Services Franchise and Operating Ballast

Current revenue anchor today; monetization infrastructure for tomorrow

30+ yrs	~400	~200k	~US$40m
Operating track record	Financial advisors	Customers	Normalized revenue potential

Why AGBA matters

- Financial-services franchise that carried the Group through the reset
- Real customers, product-provider access, operating know-how and compliance infrastructure
- Broad product shelf and OnePlatform technology stack

Role inside Eight

- Operating ballast and current revenue anchor
- Payment / fintech rails for broader monetization
- Potential customer base for Eight products in Hong Kong and Greater Bay Area

AGBA was the anchor that held the Group together during the reset and remains the financial-services operating base for the next phase.

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AGBA + Eight: Mutual Reinforcement AGBA provides infrastructure and rails; Eight provides scale, demand and growth pathways 17 AGBA gives Eight Financial Infrastructure regulated financial-services platform Monetization Rails payments, wallet, servicing workflows Operating Foundation cash flow, discipline, compliance know-how Eight gives AGBA Scale legacy users, fans and creator audiences Acquisition Pathways media, sports, gaming and community surfaces Growth Canvas broader consumer and international use cases Mutually Reinforcing Better monetization • Higher stickiness • Diversified revenue • Resilient group economics

2025 Financial Reset / Path to Profit Growth 2025 reflects a reset year, not the earnings profile of the business we intend to build 18 Social Media 2025: $0 revenue; legacy model shut down because it did not work economically. Project Eight, or an alternative social monetization platform, is intended to change this from a burn story to a revenue story. Sports / Streaming 2025 results reflected BKFC deconsolidation after loss of control, not disappearance of the BKFC business. Recovery and proper funding can bring sports economics back into the Group. Financial Services / AGBA 2025 revenue came from AGBA. AGBA remains the revenue anchor and is moving toward profit growth after productivity and cost improvements. Breakeven bridge Selected social monetization platform revenue + AGBA profit growth + BKFC recovery / funding. 2025 results also included significant non-cash items and reset costs, including stock-based compensation, interest expense, investment losses, fair-value changes, bad-debt write-offs, and legal / audit / Nasdaq-related costs.

Capital Discipline and Dilution Philosophy Nasdaq trading restored flexibility; discipline is the standard 19 Shareholder Alignment • Management, Board and major shareholders are economically aligned • We do not view shares as cheap currency • No toxic equity line, hidden conversion mechanism, or uncontrolled dilution instrument is currently outstanding • Capital should be used to compound value, not to fund undisciplined spending Value-Creating Uses of Capital • Complete Project Eight or another value-creating social monetization platform transaction • Recover and properly fund BKFC • Accelerate AGBA • Launch partner-led monetization opportunities • Acquire / merge with assets that become more valuable inside Eight No transaction is mandatory if terms do not create shareholder value. Dilution for survival is not the plan; capital for compounding value is the standard.

Franchise-Led Leadership and Governance Group oversight, franchise-level execution 20 The operating model is designed around domain experts leading each franchise, while Group leadership allocates capital, maintains public-company discipline, and integrates the ecosystem. Group Leadership Capital allocation Governance Financing Public-company discipline Strategic integration Franchise Leadership Project Eight / Social Eight Sports Capital BKFC AGBA Financial Services Julius platform integration Governance Standard Choose capital-efficient plans Avoid vanity growth Maintain reporting discipline Communicate KPIs Use equity thoughtfully We are not asking one person to run social, sports, fintech and creators from the center.

12-Month Execution Roadmap Revenue-first, scale-second, optionality-third 21 0-6 months: Activate • Advance Project Eight or alternative platform pathway; migrate / reactivate user base • Launch user monetization and creator / brand activation • Jumpstart Triller Sweeps and micro-drama process • Selective AGBA consultant rebuilding 6-12 months: Scale • Scale advertising, creators and New York brand / agency relationships • Expand sports events, media rights, sponsorships and fan commerce • Drive AGBA toward stronger profitability • Deploy Julius in social monetization and sports pods 12+ months: Expand • Deepen identity, wallet, creator tools and data ownership • Turn sports IP into recurring platform infrastructure • Export financial infrastructure and fintech products into Eight • Selective SaaS / data expansion after initial integrations work Closing message We inherited a difficult situation. We faced it directly. Now we are building a monetization-first platform designed to convert scale into durable shareholder value — without dependency on any single transaction.

A Clearer, More Monetizable, More Disciplined Company Our priority is simple: convert existing scale into revenue, strengthen the operating base, and rebuild shareholder value through disciplined execution. Revenue First • Scale Second • Optionality Third Subject to execution, transaction completion, market conditions, regulatory approvals and other risks.